Significant subsequent events	12 Months Ended
Mar. 31, 2019
Significant subsequent events

29. Significant subsequent events:

At the Meeting of the Board of Directors held on May 9, 2019, Toyota resolved to conclude contracts aimed toward the establishment of a new joint venture (“Prime Life Technologies Corporation” or “joint venture”) related to a town development business with Panasonic Corporation.

Toyota will make Toyota Housing Corporation and Misawa Homes Co., Ltd. its wholly-owned subsidiaries and thereafter will transfer all of the outstanding shares of those two subsidiaries to the joint venture by a joint share transfer. Management is evaluating the impact of this agreement on Toyota’s consolidated financial statements.